A RMADA O IL , I NC . Conventional Liquids with Significant Unconventional Upside Investor Presentation April 2013

Legal Notice - Forward Looking Statements This presentation of Armada Oil, Inc . (“Armada” or “Company”) contains forward - looking statements within the meaning of the federal securities laws . Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, and goals, assumption of future events or performance are not statements of historical fact and may be deemed “forward - looking statements . ” Forward - looking statements can often be identified by the use of words such as “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect,” “plan,” “propose,” “projected,” “seek,” or “anticipate,” although not all forward - looking statements contain these or other identifying words . Forward - looking statements are based on expectations, estimates and projections at the time the statements are made that involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated . Such forward - looking statements relate to, among other things : expected revenue, cash flow and earnings growth ; estimates regarding oil and gas reserves, future oil and gas prices and present values of such reserves ; strategies and timelines for growth of the Company’s business ; and projected capital expenditures . These statements are qualified by important factors that could cause the Company’s actual results to differ materially from those reflected by the forward - looking statements . Such factors include, but are not limited to : the Company’s ability to locate and acquire suitable interests in oil and gas properties on terms acceptable to the Company ; the Company’s ability to obtain working capital as and when needed on terms acceptable to the Company ; the ability to integrate, manage and operate acquired oil and gas properties ; the ability of the Company to build and maintain a successful operations infrastructure and to retain key personnel ; possible insufficient cash flows and resulting illiquidity ; government regulations ; lack of diversification ; political risk, international instability and the related volatility in the prices of oil and/or natural gas ; increased competition ; stock volatility and illiquidity ; the Company’s potential failure or inability to implement fully its business plans or strategies ; general economic conditions ; and the risks and factors described from time to time in the Company’s offerings, reports and filings with the U . S . Securities and Exchange Commission (the “SEC”) . The Company cautions readers not to place undue reliance on any forward - looking statements . The Company does not undertake, and specifically disclaims any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur . The information contained in this presentation is provided by the Company for informational purposes only and does not constitute an offer to buy or an invitation to sell securities of Armada or other financial products . The information contained herein is not investment or financial product advice and is not intended to be used as the basis for making an investment decision . The views, opinions and advice provided in this presentation reflect those of the individual presenters, and are provided for information purposes only . The presentation has been prepared without taking into account the investment objectives, financial situation or particular needs of any particular person . No representation or warranty, express or implied, is made as to the fairness, accuracy, completeness or correctness of the information, opinions and conclusions in this presentation . To the maximum extent permitted by law, neither the Company nor any of its respective directors, officers, employees or agents, nor any other person accepts any liability, including, without limitation, any liability arising out of fault or negligence, for any loss arising from the use of the information contained in this presentation . Any reference herein to Armada includes the Company and its wholly - owned subsidiaries including Mesa Energy, Inc . , Armada Oil and Gas, LLC, Mesa Midcontinent, LLC, Mesa Gulf Coast, LLC, MMC Resources, LLC and Tchefuncte Natural Resources, LLC . Cautionary Note to Investors Concerning Oil and Gas Reserve Estimates : The SEC permits oil and gas companies, in their filings with the SEC, to disclose only “Proved” reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions . The Company uses certain terms in this presentation such as “Probable” or “Possible” oil and gas reserves that are not recognized by the SEC and the Company cannot include them in its SEC filings . Investors are urged to consider closely the disclosure in the Company’s SEC filings which can be obtained via the internet at www . sec . gov . 2

Corporate Profile OTCQB : AOIL ▪ Company Founded : 2003 ▪ Shares Outstanding : 54 . 8 MM 1 ▪ Insider Ownership : ~ 40% ▪ Recent Share Price : $ 0 . 42 2 ▪ Market Capitalization : $ 23 . 0 MM ▪ Debt Net of Cash : $ 3 . 2 MM 3 ▪ Enterprise Value : $ 26 . 2 MM 3 ▪ Current Net Production : ~ 650 BOE/d 4 ▪ Proved Reserves : 3 . 1 MMBOE 5 ▪ 3 P Reserves : 20 . 8 MMBOE 5 ▪ % Oil : ~ 70% ▪ Proved PV - 10 : $ 99 . 2 MM 5 - per Share : $ 1 . 81 ▪ % Operated : 90% + ▪ NYSE MKT application submitted (1) As of April 1 , 2013 (2) As of April 10 , 2013 (3) As of December 31 , 2013 (4) As of March, 2013 (5) Collarini SEC Reserve Report as of January 1 , 2013 Armada Oil, Inc . is a cash flow positive exploration and production company based in Dallas, Texas that is focused on increasing production and reserves by continuing its recompletion program, drilling its large inventory of PUD locations, and expanding its drilling program in its two unconventional resource plays .

Exec. Management Team & Directors 4 Randy M . Griffin | Chief Executive Officer, Chairman ▪ 35 years of broad business development and management experience ▪ Co - founded Mesa Energy, LLC (later Mesa Energy, Inc . ) in 2003 ; took Mesa Energy, Inc . public in 2007 ▪ From 2001 to 2003 , held various executive positions in a group of affiliated oil and gas companies, including President of Southwest Land Management, L . P . and Americo Gas Pipeline, LLC ▪ Graduated from East Texas State University in 1975 with a degree in Finance and Business Management James J . Cerna, Jr . | President, Director ▪ 24 years experience in the energy industry and publicly traded companies ▪ From 2006 to 2009 , served as Chairman of the Board and CEO of Lucas Energy, Inc . (NYSE Amex : LEI) ▪ From 2004 to 2006 , served as President of the privately held Lucas Energy Resources ▪ Prior to joining Lucas Energy, was the Chief Oil and Gas Analyst and CFO of Petroleum Partners LLC from 2001 to 2004 ▪ Received five certificates of achievement from the Institute of Chartered Financial Analysts ▪ Earned a B . S . in Finance From California State University, Chico David L . Freeman | Chief Operating Officer ▪ Executive Vice President – Oil & Gas Operations of Mesa Energy, Inc . from 2008 until the closing of the merger with Armada ▪ Has over 30 years of experience in oil & gas operations, business development, and property transactions ▪ Previously a Manager and Partner at Poydras Energy Partners, LLC ▪ Served as an operations supervisor for Gulf Oil/Chevron, overseeing up to 100 personnel involved in drilling and workovers ▪ Early in his career, Mr . Freeman received extensive training in Electronics Technology and Business Management at Delgado Junior College, Port Sulphur Vo - Tech School, and Our Lady of Holy Cross College, as well as 500 hours of professional training in petroleum production operations at the Petroleum Institute of Technology . Rachel L . Dillard | Chief Financial Officer ▪ Began career with CDX Gas, LLC as a consultant to the CEO and CFO and later served as Director of Financial Services ▪ Served as an Accountant for Rising Star Energy, LLC ; Republic Energy, Inc .; and Longview Production Company ▪ Has provided accounting services to TransAtlantic Petroleum Corporation ; Westside Energy Corporation ; Crusader Energy Group ▪ From 2009 to 2011 , served in the Division of Resolution and Receiverships of the FDIC in various accounting capacities, including Financial Institution Accountant and Accounting Technical Monitor of a national servicer of a loan portfolio exceeding $ 1 billion ▪ Earned her degree in Business Administration with an Emphasis in Accounting, cum laude , from the University of Texas at Dallas ▪ Licensed by the State of Texas as a certified public accountant

Non - Executive Board of Directors 5 Kenneth T . Hern | Director ▪ 25 - year career with independent oil giant Texaco, now part of Chevron, where he served as President of Texaco Saudi, Inc . from 1981 - 1984 ; as Vice Chairman and Managing Director of Texaco Nigeria Limited, from 1984 through 1989 ; and as President of Texaco Brazil from 1989 through 1993 ▪ Earned a B . A . in Chemistry from Austin College and a Master of Science in Organic Chemistry from North Texas State University Fred B . Zaziski | Director ▪ Previously President and CEO of Epsilon Energy Ltd . (TSX : EPS), a publicly traded E&P, from June 2007 to May 2009 ▪ Served as President and Chairman of PetroSouth Energy Corp . (OTCBB : PSEG), a publicly traded E&P, based in Houston, TX from October 2004 to January 2007 ▪ Prior to 2004 , served in a number of senior management capacities at National Petroleum Technology Company, Saudia Arabia from 1997 to 1999 , and Halliburton Energy Services, Bahrain from 1977 to 1997 ▪ Earned a B . S in Petroleum Engineering from Pennsylvania State University and an MBA in Organizational Management and a Masters in International Business from Cairo University, Egypt . ▪ Member of the Society of Petroleum Engineers, American Petroleum Institute and the American Society of Mechanical Engineers Ray L . Unruh | Director ▪ Over 40 years of experience in business management, finance and business development ▪ Co - founded Mesa Energy, LLC (later Mesa Energy, Inc . ) in 2003 , where he served as President until the merger with Armada ▪ Served as Vice President of Santa Fe Petroleum, LLC and President of TexTron Southwest, LLC ▪ Attended Oklahoma State University, where he majored in Business Administration and Finance Marceau Schlumberger | Director ▪ Also a Partner and Founder of Coral Reef Capital, a private equity firm focused on the natural resources sector ▪ Has a long history in the finance industry, having previously served as a Principal of Columbus Nova, an Associate at Triumph Capital, a founding member of Smith Barney’s Asia Investment Banking Group, and an analyst at Zilkha & Co . ▪ Earned a B . A . from Yale University and an M . B . A . from the Wharton School . Eric Wold | Director ▪ Currently a Senior Analyst with B . Riley & Co . , a leading full - service investment bank, where he has more than 18 years of buy - side and sell - side equity research experience ▪ Previously served on the Board of Lucas Energy (AMEX : LEI), a publicly held E&P, from 2005 to 2009 ▪ Received a Certified Financial Analyst (CFA) designation in 1997 and a B . A . in Finance from the University of California at Berkeley

Overview of Properties 6 Gulf Coast ▪ Stable, conventional production from multiple, stacked pay zones ▪ Low - risk development coupled with multiple proved drilling locations ▪ Advantageous commodity pricing and transportation differentials Mississippian Lime ▪ Armada holds an attractive acreage position with plans to add additional acreage in 2013 ▪ Excellent well control from vertical wells in the area that were drilled into and through the Mississippian Lime over a 30 year period ▪ Woodford Shale immediately below the Mississippian is highly prospective and an emerging play Rockies ▪ Farm - in agreement with Anadarko provides a large, contiguous block of acreage along with access to large scale horizontal drilling expertise and experience in the Niobrara Shale ▪ Armada controls a nearby block of prospective Niobrara acreage which also has conventional reserve potential

Areas of Operations 7

Booked SEC Reserves 8 $ Millions Net Oil/NGL (MBbl) Net Gas (MMCF) Net BOE (M) PV-10 ($MM) Proved Producing 378 1,511 630 18.0 Proved Shut-in 5 383 69 1.2 Proved Behind Pipe 105 317 158 8.9 Proved Undeveloped 1652 3,300 2,202 71.4 Proved Abandonment - - - (0.3) Total Proved Reserves (1) 2,140 5,511 3,059 $ 99.3 Probable Behind Pipe 18 28 23 0.8 Probable Undeveloped 5,802 15,262 8346 197.0 Probable Abandonment - - - 0.2 Total Probable 5,820 15,290 8,368 $ 198.0 Possible 6,935 14,674 9381 221.0 Total 3P Reserves (1) 14,895 35,475 20,808 $ 518.3 (1) Collarini SEC Reserve Report, as of January 1, 2013

Gulf Coast Properties 9 South Louisiana Properties Lake Hermitage ▪ 25 miles E - SE of New Orleans, LA ▪ 3,589 net acres with 2,493 MBOE of Proved Reserves ▪ PV - 10 of Proved Reserves of $86.3MM ▪ 100% working interest in 18 wells Larose Field ▪ 25 miles SW of New Orleans, LA ▪ 350 net acres with 307 MBOE of Proved Reserves ▪ PV - 10 Proved Reserves of $8.56 MM ▪ Operated and non - operated interest in 8 wells Valentine Field ▪ 35 miles SW of New Orleans, LA ▪ 3,082 net acres with 252 MBOE of Proved Reserves ▪ PV - 10 of Proved Reserves of $3.2MM ▪ Approximately 90% average working interest in 40 wells Bay Batiste Field ▪ 35 miles E - SE of New Orleans, LA ▪ 74 net acres with 504 MBOE of Proved Reserves ▪ PV - 10 of Proved Reserves of $1.3MM ▪ Average 59% working interest in 7 wells Manila Village Field ▪ Non - operated interests Total Gulf Coast Louisiana Properties ▪ 73 gross wells; 66 operated ▪ Approximately 600 net BOE/d ▪ Proved Reserves of 3.1 MMBOE ▪ Proved PV - 10 of $99.3MM ▪ 3P reserves of 20.8 MMBOWE ▪ Multiple stacked pay zones ▪ PUD locations – new drills and sidetracks

Gulf Coast Properties Attributes ▪ Gulf Coast wells tend to have a long life due to multiple stacked pay zones – as deeper zones are depleted, the well is recompleted into an up - hole zone and additional behind pipe reserves are brought into production ▪ For each well, reserves are classified and booked on an individual pay zone basis rather than on a per well basis ▪ Many times there are PUD, Probable and Possible reserves in one or more pay zones in a single well bore ▪ Because of this, reserve values and classifications in nearby wells and those allocated to nearby drilling locations can change significantly as a result of information gathered from the drilling or recompletion of one well ▪ As a result, Probable and Possible reserves tend to be higher quality and more easily moved into higher classifications than in other oil and gas regions ▪ Advancements in technology, both in drilling techniques and in production methods, can also have a significant effect on reserve values ▪ Favorable price differentials make drilling and recompletion efforts more cost effective in the Gulf Coast Region 10

Lake Hermitage ▪ Armada owns a 100 % working interest in 18 Wells ▪ 7 producing wells in which Armada is the operator ▪ 1 shut - in well being converted to salt water disposal ▪ 10 shut - in wells pending evaluation ▪ 3 , 578 net acres are held by production (HBP) ▪ Three processing facilities and tank batteries ▪ Identified opportunity to develop up to nine PUD locations Lake Hermitage – Plaquemines Parish, Louisiana Overview Lake Hermitage Reserves Summary (1) History ▪ Field was discovered by Gulf Oil in 1928 and primarily developed by Gulf and Exxon/Humble ▪ Hilcorp and Stone Energy jointly redeveloped the field in the early 1990 s ▪ Stone bought out Hilcorp in 1996 , shot 3 D seismic data, and redeveloped the field until it was sold to Maritech in 2008 ▪ Tchefuncte (wholly - owned sub) bought from Maritech in 2011 Note: (1) Collarini SEC Reserve Report, as of December 31, 2012 11 Reserves Oil (Mbbl) Gas(MMcf) PV-10($ MM) PDP 100 85 6.0 PDSI 0 115 0.3 PDBP 105 317 8.9 PUD 1652 3300 71.4 PP&A 0 0 (0.3) 1P Total 1,857 3,817 $ 86.3 Probable 5,812 13,915 195.1 Possible 6,925 12,860 218.8 3P Total 12,737 26,775 $ 413.9

Lake Hermitage Existing Wells and Drilling Locations 12 Map of Existing Wells and Drilling Locations in Lake Hermitage Existing wells Planned drilling locations Armada has identified 58 potential drilling locations and has plans to develop up to 7 potentially high - value PUD drilling locations in its Lake Hermitage Field . PUDs currently have a PV - 10 of $ 71 . 4 million and are 60 % oil .

Lake Hermitage Development and Production Timeline 13 Estimated Quarterly Capital Expenditure and Production Timeline Well Reserve Type 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 Upgrades to Facilities $0.4 $1.2 Deepen LLDSB # 16 PUD/Prob $4.0 Misc. Recompletions PUD $0.7 Misc. Recompletions PUD $0.4 West Bountiful 1/1D PUD $5.0 Misc. Recompletions PUD $0.5 West Bountiful 2 PUD $4.0 West Bountiful 3 PUD $4.0 West Bountiful 4/4D PUD/Prob $8.0 Total Capex $5.1 - $6.6 $0.5 $8.0 - $8.0 - - - - Production Production Production Production Production Production Note: $ Millions; CAPEX will be funded with cash on hand, cash flow from operations and additional borrowings and/or equity financing Production Production

Mississippian Lime 14 Mississippian Lime Play Map “ We compare the scope of this play to the Bakken and believe it will be transformational for the Mid - Continent region of the United States” – Tom Ward, CEO of SandRidge , Dec. 22, 2011 Sources: David Housh / Tulsa World and Armada Armada’s Acreage Position The Mississippian Lime is an oil - rich carbonate play covering 6 . 5 million acres in Oklahoma and Kansas ▪ The play has been developed with vertical wells for over 30 years ▪ Several thousand vertical wells surround Armada’s acreage position and with current and past Mississippian drilling and production activity ; a wealth of data is currently held by Armada ▪ Eagle Energy reported the completion of the first horizontal Mississippian well in 2010 ▪ Chesapeake and SandRidge are the largest acreage holders with several significant players amassing positions (including Apache, Shell and Range Resources) ▪ Representative wells are 5 , 000 to 7 , 000 feet deep and generate IP rates of 300 - 600 barrels of oil per day and EURs of 250 - 500 MBOE Mississippian Lime oil producing formations

Mississippian Lime SandRidge Focus Area 15 Source: SandRidge Armada’s Acreage Position

Mississippian Lime Development Strategy 16 Turkey Creek Project Map Armada has initiated a drilling program in the oil - rich Mississippian Lime play in Oklahoma ▪ To date, Armada has leased or farmed into approximately 3 , 284 acres in Major and Garfield Counties . ▪ Armada expects to lease or farm - in additional acreage in 2013 . ▪ First horizontal Mississippian Lime well was spudded in December 2012 . Extensive logging and coring was completed and confirms the quality of our area of interest . Well was ultimately plugged & abandoned due to mechanical failure . ▪ Development plan consists of drilling one well per quarter beginning in Q 3 of 2013 . ▪ Total drilling and completion costs are approximately $ 4 MM per well . ▪ Estimated reserves per well are 250 , 000 to 400 , 000 BOE .

Mississippian Lime Development and Production Timeline 17 Estimated Quarterly Capital Expenditure and Production Timeline Well 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 SWD Well $1.2 Oklahoma # 2 $3.8 Oklahoma # 3 $3.8 Oklahoma # 4 $3.8 Oklahoma # 5 $3.8 SWD Well $1.2 Oklahoma # 5 $3.8 Oklahoma # 6 $3.8 Oklahoma # 7 $3.8 Total Capex - $5.0 - $3.8 $3.8 $5.0 $3.8 $3.8 $3.8 - - Production Production Production Production Production Production Production Note: $ Millions; CAPEX will be funded with cash on hand, cash flow from operations and additional borrowings and/or equity financing

Rockies Properties 18 Southern Wyoming Casper (Conventional) ▪ Extensive engineering and 3 D seismic data ▪ Nearby fields that produce from the Casper : ▪ Rock River Field ( 43 + MMBO and 10 BCFG) ▪ Quealy Dome Field ( 13 . 5 MMBO) ▪ Big Medicine Bow Field ( 8 . 6 MMBO and 13 . 5 BCFG) ▪ The Project’s geologist has worked in this area since the 1960 ’s and discovered 40 + million Bbls of oil Niobrara (Unconventional) ▪ Armada controls a significant acreage block in the liquids - rich Niobrara near existing infrastructure ▪ Armada has well logs from nearby wells on multiple sides of the properties showing the presence of all 3 Niobrara “Benches” ▪ Well control data shows this Niobrara has comparable core data (resistivity, porosity, and ohms) to the DJ Basin Wattenberg field ▪ Farm - in agreement with Anadarko Petroleum adds significant value

Rockies Farm - In Agreement with Anadarko Petroleum 19 ▪ In November, 2012 , Armada entered into an agreement with Anadarko Petroleum (NYSE : APC) that will allow Armada to significantly expand its Niobrara project in Southern Wyoming ▪ The agreement covers more than 8 , 750 acres and gives Armada the ability to earn oil and gas leases by drilling wells and establishing production ▪ In return, Armada agreed to share with Anadarko its 3 - D seismic shoot data, which covers part of Anadarko’s acreage, as well as pay Anadarko a royalty on oil and gas revenue derived from this acreage ; Anadarko is the royalty owner of the acreage ▪ Armada believes this acreage has significant potential for oil and gas production, particularly from the Niobrara formation ▪ This agreement also provides Armada with the opportunity to work with a world - class oil and gas operator with a long history of successfully producing hydrocarbons

Rockies Development and Production Timeline 20 Estimated Quarterly Capital Expenditure and Production Timeline Well 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 Wyoming # 1 (Vertical) $1.5 Wyoming #2 $5.0 Wyoming # 3 $5.0 Wyoming # 4 $5.0 Wyoming # 5 $5.0 Wyoming # 6 $5.0 Wyoming # 7 $5.0 Total Capex - $6.5 - - $5.0 $5.0 $5.0 - $5.0 $5.0 - Production Production Production Production Production Production Production Note: $ Millions; CAPEX will be funded with cash on hand, cash flow from operations and additional borrowings and/or equity financing

Proved Reserves Net Asset Value 21 Net Asset Value of Proved Properties Total ($MM) 1 Per Share 2 Gulf Coast Lake Hermitage 86.3 $ 1.57 $ Larose Field 8.6 $ 0.16 $ Valentine Field 3.2 $ 0.06 $ Bay Batiste Field 1.3 $ 0.02 $ Cash 6.1 $ 0.11 $ Debt (9.3) $ (0.17) $ Ex-Cash/Debt Working Capital (Deficit) (2.0) $ (0.04) $ Net Asset Value 94.2 $ 1.72 $ 254.8MM Shares Outstanding as of 04/1/13 Upside Casper / Niobrara Property Mississippian Lime Property Probable Reserves 198.0$ 3.61$ Possible Reserves 518.3$ 9.45$ 1Based on Armada's PV-10 from its 12/31/12 SEC Reserve Report by Collarini Associates

Key Takeaways 22 Sound, proven management team with extensive operational and public company experience Strong conventional, producing assets provide cash flow and an underlying value to shareholders Significant acreage position in the unconventional Niobrara play with multiple underlying conventional prospects provide significant upside potential Farm - in agreement with Anadarko creates opportunities to work with a world - class energy company Drilling program in the Mississippian Lime play in Oklahoma involves the company in one of the most active unconventional oil plays NYSE MKT application in process Believe we are significantly undervalued based on Proved Reserves

C ONTACT I NFORMATION Armada Oil, Inc. Investor Relations ir@armadaoil.us 972.490.9595 Corporate Headquarters 5220 Spring Valley Road Suite 615 Dallas, TX 75254 972.490.9595 Website www.armadaoil.us